                    AMERIACAN HONDA FINANCE CORPORATION
            Services' Certificate - Honda Auto Lease Trust 1999-A
       Distribution Date of Ocober 15, 1999 for the Collection Period of
                  September 1 through September 30, 1999



POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                3,300,158,606.28

Servicer Advance                                                                                  -
Sevicer Payahead                                                                         7,383,934.30
Number of Contracts                                                                           172,598
Weighted Average Lease Rate (Discounted)                                                    9.05%
Weighted Average Lease Rate                                                                 6.29%
Weighted Average Remaining Term                                                             30.48
Servicing Fee Percentage (annual)                                                           1.00%


POOL DATA - CURRENT MONTH
 Aggregate Net Investment Value                                                      3,181,695,894.85
 Number of Current Contracts                                                                  170,936
 Weighted Average Lease Rate (Discounted)                                                   9.04%
 Weighted Average Lease Rate                                                                6.29%
 Weighted Average Remaining Term                                                            27.51


----------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
 Initial Deposit Amount                                                                115,274,540.12
 Specified Reserve Fund Percentage (If Tests i, ii, and iii are satisfied)                  5.50%
 Specified Reserve Fund Amount (If Tests i, ii, and iii are satisfied)                 181,145,705.90
 Specified Reserve Fund Percentage (If Tests i, ii, and iii are not satisfied)              6.50%
 Specified Reserve Fund Amount (If Tests i, ii, and iii are not satisfied)             214,081,288.79

 BEGINNING BALANCE                                                                     130,627,139.05
 Net Investment Income Retained                                                            552,527.23
 Excess Reserve Amount Released                                                                   -
 Deposit Amount                                                                          5,121,504.54
 Withdrawal Amount                                                                                -
 Ending Balance                                                                        136,301,170.82
 Specified Reserve Fund Balance                                                        181,145,705.90
 Net Investment Income                                                                     552,527.23

 Cumulative Withdrawal Amount                                                                     -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CREDIT LOSSES:                                              VEHICLE COUNT                   AMOUNT
                                                            -------------                   ------
 Contracts Charged-off During the Collection Period            130
 Discounted Principal Balance                                                            2,321,743.05
 Net Liquidation Proceeds for the Collection Period                                     (2,123,586.18)
 Recoveries - Previously Charged-off Contracts                                                   -

      Aggregate Credit Losses for the Collection Period                                    198,156.87

 Repossessions for the Collection Period                                                    84
 Cumulative Credit Losses for all Periods                                                  196,597.19

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
  Second Preceding Collection Period                                                        0.00%
  First Preceding Collection Period                                                         0.00%
  Current Collection Period                                                                 0.07%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TEST (i)(CHARGE-OFF RATE TEST)
Three Month Average                                                                         0.02%
Charge-off Rate Test (Test satisfied if < = 1.5%)                                       Test Satisfied
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      DISCOUNTED
DELINQUENT CONTRACTS:                                                           PERCENT    ACCOUNTS    PERCENT    PRINCIPAL BALANCE
                                                                                -------    --------    -------    -----------------
 31-60 Days Delinquent                                                           0.54%       923        0.53%       16,862,322.91
 61-90 Days Delinquent                                                           0.08%       144        0.09%        2,730,329.00
Over 90 Days Delinquent                                                          0.04%       65         0.04%        1,221,475.35
 Total Delinquent                                                                           1,132                   20,814,127.26

RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE THAN 60 DAYS TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                      0.00%
  First Preceding Collection Period                                                                                       0.09%
  Current Collection Period                                                                                               0.12%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TEST (ii) (DELINQUENCY RATE TEST)
Three Month Average                                                                                                       0.07%
Delinquency Rate Test (Test satisfied if < = 1.5%)                                                                  Test Satisfied
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL VALUE (GAIN) LOSS:                                                                       VEHICLES
                                                                                                     --------
 Matured Lease Vehicle Inventory Sold                                                                   0
 Net Liquidation Proceeds                                                                                                 -
 Net Residual Value (Gain) Loss                                                                                           -
 Cumulative Residual Value (Gain) Loss all periods                                                                        -
                                                                                                                    (1,038,.76)
                                                                                                       AVERAGE       AVERAGE
                                                                      NUMBER   SCHEDULED    SALE   NET LIQUIDATION   RESIDUAL
MATURED VEHICLES SOLD FOR                                              SOLD    MATURITIES   RATIO      PROCEEDS       VALUE
EACH COLLECTION PERIOD:                                               ------   ----------   -----  ---------------   --------
 Second Preceding Collection Period                                      0         0         0.00%         -               -
 First Preceding Collection Period                                       3         3       100.00%    12,077.57     11,731.32
 Current Collection Period                                               0         2         0.00%         -               -
 Three Month Average                                                                                   4,025.86      3,910.44
                                                                                                                    ---------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residential Value                                   102.95%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             CURRENT PERIOD
TEST (iii) (RESIDUAL VALUE TEST)                                                              AMOUNT/RATIO         TEST MET?
                                                                                             --------------        ---------
a) Number of Vehicles Sold > 45% of Scheduled Maturities and > = 500 Scheduled Maturities        0.00%                Yes

b) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Average Residual Values             102.95%               Yes
Residual Value Test (Test satisfied if tests a and b = Yes)                                                      Test Satisfied
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 SERVICER'S FEE DUE:                                                                 AMOUNT
                                                                                     ------
  Prior Cumulative Servicer's Fee Shortfall                                                -
  Servicer's Fee Due This Collection Period                                        2,685,375.30
  Servicer's Fee Paid                                                              2,685,375.30

  Current Cumulative Servicer's Fee Shortfall                                              -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ADVANCE AND PAYHEADS:                                                               AMOUNT
                                                                                    ------
  Advances
  Prior Outstanding Servicer Advances                                                480,953.13
  Net Advance (Recovery) This Period                                                 314,017.74
  Nonrecoverable Prior Advances                                                      (45,022.43)
  Current Outstanding Servicer Advances                                              749,948.44
  Payhead Account
  Prior Outstanding Payahead Balance                                               8,062,490.34
  Net Allocation (Collections) of Advanced Payments This Period                      356,002.43
  Current Outstanding Payahead Balance                                             7,706,487.91
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Securities          Class A1        Class A2
                                                                   Total          Balance(99.8%)        Balance         Balance
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest                                                         23,275,283.48    23,228,732.89
   Scheduled Interest Collections

   Interest Related to Prepayments in Full                          333,002.26       332,336.26
   Interest Related to Full Term and Over Term Payoffs                  381.30           380.54
   Interest Related to Reallocation Payments                            623.00           621.75
   Excess Liquidations Proceeds                                            -                -
         Available Interest                                      23,609,290.02    23,562,071.44
Principal
   Scheduled Principal Collections                               29,388,248.50    29,329,472.00
   Prepayments in Full                                            8,626,989.06     8,609,735.08
   Full Term and Over Term Payoffs                                   83,453.96        83,287.05
   Reallocation Payment                                             334,026.41       333,358.36
   Net Liquidation Proceeds                                       2,123,586.18     2,119,339.01
   Recoveries                                                              -                -
      Available Principal                                        40,556,304.11    40,475,191.50
Withdrawl from Reserve Fund                                                -
Total of Sources for Distribution                                64,165,594.13

DISTRIBUTIONS:
Interest
   Transferor Interest                                               41,847.83
   Capped Trustee Fees                                                     -
   Class A Interest                                              15,015,312.35    15,015,312.35        1,372,345.02    1,762,500.00
   CLass A Interest Carryover Shortfalls                                   -                -                   -               -
   Class B Interest                                                 365,750.00       365,750.00
   Class B Interest Carryover Shortfalls                                   -                -
   Class C Interest                                                 379,500.00       379,500.00
   Class C Interest Carryover Shortfalls                                   -                -
   Capped Contingent and Excess Liability Premiums                         -                -
   Capped Origination Trust Administrative Expenses                        -                -
   Other Capped Trustee Fees                                               -                -
   Servicer's Fee                                                 2,685,375.30    2,680,004.55
   Unpaid Servicer's Fees Related to Prior Collection Periods              -               -
   Reserve Fund Deposit                                           5,121,504.54    5,121,504.54
   Certificate Interest                                                    -               -
   Certificate Interest Carryover Shortfall                                -               -
   Class A Covered Loss Amount                                             -               -                    -               -
   Class A Note Principal Loss Amount/Class A Note Principal
   Carryover Shortfall                                                     -               -                    -               -
   Class B Covered and Uncovered Loss Amount                               -               -
   Class C Covered and Uncovered Loss Amount                               -               -
   Class B Note Principal Loss Carryover Shortfall                         -               -
   Class C Note Principal Loss Carryover Shortfall                         -               -
   Class B Note Interest on Principal Loss Carryover Shortfall             -               -
   Class C Note Interest on Principal Loss Carryover Shortfall             -               -
   Certificate Principal Loss Amount/Certificate Principal
   Carryover Shortfall                                                     -               -
   Uncapped Administrative Expenses (paid to the Trustees)                 -               -
   Excess Interest to Transferor                                          -
     Total Distributions of Interest                             23,609,290.02    23,562,071.44        1,372,354.02    1,762,500.00

Principal
   Transferor Principal                                              81,112.61
   Prinicpal Distribution to A-1, A-2, A-3 and A-4 Notes         40,475,191.50    40,475,191.50       40,475,191.50
   Principal Distribution to A-5, B and C Notes                            -                -
   Principal Distribution to Certificates                                  -                -
     Total Distributions of Principal                            40,556,304.11    40,475,191.50       40,475,191.50

Notes/Certificate Interest Carryover Shortfalls
   Beginning Balance                                                               1,891,688.91                 -               -
   Current Period Increase (Decrease)                                              1,244,587.37                 -               -
   Ending Balance                                                                  3,136,276.28                 -
Notes/Certificate Principal Loss Amount
   Beginning Balance                                                       -                -                   -               -
   Current Period Increase (Decrease)                               198,156.87       197,760.56                 -               -
   Ending Balance                                                   198,156.87       197,760.56                 -               -



-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Class A3        Class A4         Class A5       Class B
                                                                   Balance         Balance          Balance        Balance
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
   Scheduled Interest Collections

   Interest Related to Prepayments in Full
   Interest Related to Full Term and Over Term Payoffs
   Interest Related to Reallocation Payments
   Excess Liquidations Proceeds
         Available Interest
Principal
   Scheduled Principal Collections
   Prepayments in Full
   Full Term and Over Term Payoffs
   Reallocation Payment
   Net Liquidation Proceeds
   Recoveries
      Available Principal
Withdrawl from Reserve Fund
Total of Sources for Distribution

DISTRIBUTIONS:
Interest
   Transferor Interest
   Capped Trustee Fees
   Class A Interest                                               2,033,333.33      5,375,000.00   4,472,125.00
   Class A Interest Carryover Shortfalls                                   -                 -              -              -
   Class B Interest                                                                                                 365,750.00
   Class B Interest Carryover Shortfalls                                                                                   -
   Class C Interest
   Class C Interest Carryover Shortfalls
   Capped Contingent and Excess Liability Premiums
   Capped Origination Trust Administrative Expenses
   Other Capped Trustee Fees
   Servicer's Fee
   Unpaid Servicer's Fees Related to Prior Collection Periods
   Reserve Fund Deposit
   Certificate Interest
   Certificate Interest Carryover Shortfall
   Class A Covered Loss Amount                                             -                 -              -              -
   Class A Note Principal Loss Amount/Class A Note Principal               -                 -              -              -
   Carryover Shortfall
   Class B Covered and Uncovered Loss Amount                                                                               -
   Class C Covered and Uncovered Loss Amount
   Class B Note Principal Loss Carryover Shortfall                                                                         -
   Class C Note Principal Loss Carryover Shortfall
   Class B Note Interest on Principal Loss Carryover Shortfall                                                             -
   Class C Note Interest on Principal Loss Carryover Shortfall
   Certificate Principal Loss Amount/Certificate Principal
   Carryover Shortfall
   Uncapped Administrative Expenses (paid to the Trustees)
   Excess Interest to Transferor
     Total Distributions of Interest                              2,033,333.33      5,375,000.00   4,472,125.00     365,750.00

Principal
   Transferor Principal
   Prinicpal Distribution to A-1, A-2, A-3 and A-4 Notes
   Principal Distribution to A-5, B and C Notes                            -                 -              -              -
   Principal Distribution to Certificates
     Total Distributions of Principal                                      -                 -              -              -

Notes/Certificate Interest Carryover Shortfalls
   Beginning Balance                                                       -                 -              -              -
   Current Period Increase (Decrease)                                      -                 -              -              -
   Ending Balance                                                          -                 -              -              -
Notes/Certificate Principal Loss Amount
   Beginning Balance                                                       -                 -              -              -
   Current Period Increase (Decrease)                                      -                 -              -              -
   Ending Balance                                                          -                 -              -              -






-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Class C         Certificate       Transferer Interest
                                                                   Balance           Balance              Balance
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
   Scheduled Interest Collections                                                                         46,550.57

   Interest Related to Prepayments in Full                                                                   666.00
   Interest Related to Full Term and Over Term Payoffs                                                         0.76
   Interest Related to Reallocation Payments                                                                   1.25
   Excess Liquidations Proceeds                                                                                 -
         Available Interest                                                                               47,218.58
Principal
   Scheduled Principal Collections                                                                        58,776.50
   Prepayments in Full                                                                                    17,253.98
   Full Term and Over Term Payoffs                                                                           166.91
   Reallocation Payment                                                                                      668.05
   Net Liquidation Proceeds                                                                                4,247.17
   Recoveries                                                                                                   -
      Available Principal                                                                                 81,112.61
Withdrawl from Reserve Fund
Total of Sources for Distribution

DISTRIBUTIONS:
Interest
   Transferor Interest                                                                                    41,847.83
   Capped Trustee Fees
   Class A Interest
   Class A Interest Carryover Shortfalls
   Class B Interest
   Class B Interest Carryover Shortfalls
   Class C Interest                                                379,500.00
   Class C Interest Carryover Shortfalls                                  -
   Capped Contingent and Excess Liability Premiums
   Capped Origination Trust Administrative Expenses
   Other Capped Trustee Fees
   Servicer's Fee                                                                                            5,370.75
   Unpaid Servicer's Fees Related to Prior Collection Periods                                                     -
   Reserve Fund Deposit
   Certificate Interest                                                                      -
   Certificate Interest Carryover Shortfall                                                  -
   Class A Covered Loss Amount
   Class A Note Principal Loss Amount/Class A Note Principal
   Carryover Shortfall
   Class B Covered and Uncovered Loss Amount
   Class C Covered and Uncovered Loss Amount                              -
   Class B Note Principal Loss Carryover Shortfall
   Class C Note Principal Loss Carryover Shortfall                        -
   Class B Note Interest on Principal Loss Carryover Shortfall
   Class C Note Interest on Principal Loss Carryover Shortfall            -
   Certificate Principal Loss Amount/Certificate Principal
   Carryover Shortfall                                                                       -
   Uncapped Administrative Expenses (paid to the Trustees)
   Excess Interest to Transferor                                   379,500.00                                     -
     Total Distributions of Interest                                                                        47,218.58

Principal
   Transferor Principal                                                                                     81,112.61
   Prinicpal Distribution to A-1, A-2, A-3 and A-4 Notes
   Principal Distribution to A-5, B and C Notes                           -
   Principal Distribution to Certificates                                                    -
     Total Distributions of Principal                                     -                  -              81,112.61

Notes/Certificate Interest Carryover Shortfalls
   Beginning Balance                                                      -         1,891,688.91
   Current Period Increase (Decrease)                                     -         1,244,587.37
   Ending Balance                                                         -         3,136,276.28
Notes/Certificate Principal Loss Amount
   Beginning Balance                                                      -                  -
   Current Period Increase (Decrease)                                     -           197,760.56               396.31
   Ending Balance                                                         -           197,760.56               396.31




                                                                SECURITIES             CLASS A1      CLASS A2
                                             TOTAL             BALANCE (99.8%)         BALANCE       BALANCE
Total Distributions to Noteholders
  and Certificateholders:
     Interest Distributions               23,609,290.02       23,562,071.44      1,372,354.02     1,762,500.00
     Principal Distributions              40,556,304.11       40,475,191.50     40,475,191.50               --
           Total Distributions            64,165,594.13       64,037,262.94     41,847,545.52     1,765,500.00


ORIGINAL DEAL PARAMETER
     Aggregate Net Investment
       Value (ANIV)                    3,300,158,606.28
     Initial Note/Certificate
       Balance                                             3,293,558,289.00    380,000,000.00   360,000,000.00
     Percent of ANIV                                                  99.80%            11.51%           10.91%
     Class Allocation Percentage                                                        12.89%           12.22%
     Note/Certificate Factor                                                             1.00             1.00
     Note/Certificate Rate                                                               5.445%           5.875%
     Servicer Advance
     Servicer Payahead                     7,383,934.30
     Number of Contracts                     172,598
     Weighted Average Lease Rate                   6.29%
     Weighted Average
       Lease Rate (Discounted)                     9.05%
     Weighted Average Remaining Term              30.48
     Service Fee Percentage                        1.00%


POOL DATA PRIOR MONTH
     Aggregate Net Investment
       Value (ANIV)                    3,222,450,355.83
     Note/Certificate Balance                              3,216,005,455.05    302,447,166.05   360,000,000.00
     Percent of ANIV                                                  99.80%             9.39%           11.17%
     Class Allocation Percentage                                                        10.54%           12.55%
     Note/Certificate Factor                                                              .80             1.00
     Servicer Advance                        480,953.13
     Servicer Payahead                     8,062,490.34
     Number of Contracts                     171,548
     Weighted Average Lease Rate                   6.29%
     Weighted Average
       Lease Rate (Discounted)                     9.04%
     Weighted Average Remaining Term              28.50
     Servicing Fee Percentage                      1.00%
     Number of Days in the
       Accrual Period                                                                   48               48

POOL DATA CURRENT MONTH
     Aggregate Net Investment
       Value (ANIV)                    3,181,695,894.85
     Note/Certificate Balance                              3,175,332,502.99    261,971,974.55   360,000,000.00
     Percent of ANIV                                                  99.80%             8.23%           11.31%
     Class Allocation Percentage                                                         9.26%           12.73%
     Note/Certificate Factor                                                             0.69             1.00
     Servicer Advance                         749,948.44
     Servicer Payahead                      7,706,487.91
     Number of Contracts                      170,936
     Weighted Average Lease Rate                    6.29%
     Weighted Average
       Lease Rate (Discounted)                      9.04%
     Weighted Average Remaining Term               27.51
     Servicing Fee Percentage                       1.00%
     Number of Days in the
       Accrual Period                                                                   30                  30


                                            CLASS A3        CLASS A4              CLASS A5          CLASS B
                                            BALANCE         BALANCE               BALANCE           BALANCE

Total Distributions to Noteholders
  and Certificateholders:
     Interest Distributions                2,033,333.33        5,375,000.00       4,472,125.00        365,750.00
     Principal Distributions                         --                  --                 --                --
           Total Distributions             2,033,333.33        5,375,000.00       4,472,125.00        365,750.00


ORIGINAL DEAL PARAMETER
     Aggregate Net Investment
       Value (ANIV)
     Initial Note/Certificate
       Balance                           400,000,000.00   1,000,000,000.00      807,000,000.00     66,000,000.00
     Percent of ANIV                              12.12%             30.30%              24.45%             2.00%
     Class Allocation Percentage                  13.57%             33.93%              27.38%           100.00%
     Note/Certificate Factor                       1.00               1.00                1.00              1.00
     Note/Certificate Rate                        6.100%             6.450%              6.650%            6.650%
     Servicer Advance
     Servicer Payahead
     Number of Contracts
     Weighted Average Lease Rate
     Weighted Average
       Lease Rate (Discounted)
     Weighted Average Remaining Term
     Service Fee Percentage


POOL DATA PRIOR MONTH
     Aggregate Net Investment
       Value (ANIV)
     Note/Certificate Balance            400,000,000.00   1,000,000,000.00      807,000,000.00     66,000,000.00
     Percent of ANIV                              12.41%             31.03%              25.04%             2.05%
     Class Allocation Percentage                  13.94%             34.85%              28.12%           100.00%
     Note/Certificate Factor                       1.00               1.00                1.00              1.00
     Servicer Advance
     Servicer Payahead
     Number of Contracts
     Weighted Average Lease Rate
     Weighted Average
       Lease Rate (Discounted)
     Weighted Average Remaining Term
     Servicing Fee Percentage
     Number of Days in the
       Accrual Period                             46                 46                  46                46

POOL DATA CURRENT MONTH
     Aggregate Net Investment
       Value (ANIV)
     Note/Certificate Balance            400,000,000.00   1,000,000,000.00      807,000,000.00     66,000,000.00
     Percent of ANIV                              12.57%             31.43%              25.36%             2.07%
     Class Allocation Percentage                  14.14%             35.35%              28.53%           100.00%
     Note/Certificate Factor                       1.00               1.00                1.00              1.00
     Servicer Advance
     Servicer Payahead
     Number of Contracts
     Weighted Average Lease Rate
     Weighted Average
       Lease Rate (Discounted)
     Servicing Fee Percentage
     Number of Days in the
       Accrual Period                             30              30                     30                30



                                            Class C         Certificate         Transfer Interest
                                            Balance           Balance               Balance

Total Distributions to Noteholders
  and Certificateholders:
     Interest Distributions                  379,500.00                 --           47,218.58
     Principal Distributions                         --                 --           81,112.61
       Total Distributions                   379,500.00                 --          128,331.19


ORIGINAL DEAL PARAMETER
     Aggregate Net Investment
       Value (ANIV)
     Initial Note/Certificate
       Balance                            66,000,000.00     214,558,289.00        6,600,317.28
     Percent of ANIV                               2.00%              6.50%               0.20%
     Class Allocation Percentage                 100.00%            100.00%
     Note/Certificate Factor                       1.00               1.00
     Note/Certificate Rate                        6.900%             6.900%
     Servicer Advance
     Servicer Payahead
     Number of Contracts
     Weighted Average Lease Rate
     Weighted Average
       Lease Rate (Discounted)
     Weighted Average Remaining Term
     Service Fee Percentage


POOL DATA PRIOR MONTH
     Aggregate Net Investment
       Value (ANIV)
     Note/Certificate Balance             66,000,000.00     214,558,289.00        6,444,900.78
     Percent of ANIV                               2.05%              6.66%               0.20%
     Class Allocation Percentage                 100.00%            100.00%
     Note/Certificate Factor                       1.00               1.00
     Servicer Advance
     Servicer Payahead
     Number of Contracts
     Weighted Average Lease Rate
     Weighted Average
       Lease Rate (Discounted)
     Weighted Average Remaining Term
     Servicing Fee Percentage
     Number of Days in the
       Accrual Period                                46                 46

POOL DATA CURRENT MONTH
     Aggregate Net Investment
       Value (ANIV)
     Note/Certificate Balance             66,000,000.00     214,360,528.44        6,363,391.86
     Percent of ANIV                               2.07%              6.74%               0.20%
     Class Allocation Percentage                 100.00%            100.00%
     Note/Certificate Factor                       1.00               1.00
     Servicer Advance
     Servicer Payahead
     Number of Contracts
     Weighted Average Lease Rate
     Weighted Average
       Lease Rate (Discounted)
     Servicing Fee Percentage
     Number of Days in the
       Accrual Period                                30                 30



I hereby certify to the best of my knowledge that the report provided is true and correct

/s/ John I. Weisickle
------------------------------------
John I. Weisickle, Vice President, Finance